UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2020

IT TECH PACKAGING, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-34577	20-4158835
(Commission File Number)	(IRS Employer Identification No.)

Science Park, Juli Road Xushui District, Baoding City Hebei Province, People’s Republic of China	072550
(Address of principal executive offices)	(Zip Code)

(86) 312-8698215

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ITP	NYSE American

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on July 23, 2020, China time (the “Annual General Meeting”).  A total of 18,361,056 shares of common stock, representing 64.39% of the shares of common stock outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual General Meeting.  The final results for each of the matters submitted to a vote of stockholders at the Annual General Meeting as set forth in the Proxy Statement are as follows:

Proposal 1. All the three nominees for directors in Class II were elected to serve until the 2022 Annual General Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.  The result of the votes to elect the three directors was as follows:

DIRECTORS:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Zhenyong Liu	13,546,592	0	162,714	4,651,750
Fuzeng Liu	13,544,032	0	165,274	4,651,750
Lusha Niu	13,553,901	0	155,405	4,651,750

Proposal 2. The appointment of WWC, P.C. Certified Public Accountants as the Company’s independent registered public accounting firm for fiscal year 2020 was ratified by the stockholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
18,103,892	129,108	128,056

There were no broker non-votes with respect to the appointment of WWC, P.C. Certified Public Accountants.

Proposal 3. Advisory vote on executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
12,480,582	801,024	427,700	4,651,750

Proposal 4. Approval of a reduction in exercise price of outstanding warrants issued in a private placement and the issuance of common stock representing more than 20% of common stock issued and outstanding upon exercise of the warrants in accordance with NYSE American Rule 713(a)(ii):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
12,634,935	975,218	99,153	4,651,750

 Item 8.01 Other Events.

On July 24, 2020, the Company issued a press release announcing the results of the Annual General Meeting. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release, dated July 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IT TECH PACKAGING, INC.

Date: July 24, 2020	By:	/s/ Zhenyong Liu
		Name:	Zhenyong Liu
		Title:	Chief Executive Officer

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